UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2019
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 14, 2019, DXC issued a press release announcing the completion of its acquisition of Luxoft. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements

All written or oral statements made by DXC in this communication that do not directly and exclusively relate to historical facts constitute “forward- looking statements.” These statements represent DXC’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, many of which are outside DXC’s control, and no assurance can be given that the results described in such statements will be achieved. Many factors could cause actual results to differ materially from such forward-looking statements with respect to the transaction announced above including risks relating to the completion of the transaction on anticipated timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, inability to achieve expected synergies, loss of revenues, delay or business disruption caused by difficulties in integrating the businesses of DXC and Luxoft. For a written description of risk factors that could cause actual results in DXC’s and/or Luxoft’s business to differ materially from forward looking statements regarding those matters, see the section titled “Risk Factors” in DXC’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, Luxoft’s most recent Annual Report on Form 20-F and any updating information in subsequent SEC filings of each company, as well as the Information Statement furnished by Luna on Form 6-K on January 16, 2019. DXC disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press release of DXC Technology Company dated June 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	June 14, 2019	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer